                  CLARIFY eBUSINESS SOFTWARE LICENSE AGREEMENT



THIS SOFTWARE LICENSE AGREEMENT is made between Clarify Inc. ("Clarify"), with offices at 2560 Orchard Parkway, San Jose, California 95131, and Newgen Results Corporation ("Licensee"), with offices at 12680 High Bluff Drive, Suite 300, San Diego, CA 92130.

1.  SCOPE AND ORDERS

A. eBUSINESS SOFTWARE. Under this Agreement Licensee may license Clarify e-business software, including revisions and updates and any associated user documentation supplied by Clarify (collectively, "Software" and "Software Releases"), and purchase Software support ("Support") and associated training. Subject to the ordering process described in Section 1.B, Clarify agrees to license to Licensee the Software and provide the Support and training set forth in Exhibit A-1. Support is provided in accordance with the additional terms in Exhibit B.

B. ORDERS. To place an order under this Agreement, the parties shall agree on a completed Exhibit A (as prepared by Clarify) which specifies at a minimum the licensed Software, the types of licenses, Support, training, and the quantities of and fees and prices for the foregoing. Licensee shall also issue to Clarify a purchase order ("Order Document") that specifies the pertinent information contained in the Exhibit A. Each Exhibit A will be numbered sequentially as A-1, A-2, A-3, etc. No Order Document and associated Exhibit A will be binding upon Clarify until accepted by Clarify, and Clarify shall have no liability to Licensee arising from Clarify's rejection thereof. Each accepted Order Document and associated Exhibit A is referred to in this Agreement as an "Order". Orders may be placed under this Agreement during an initial ordering term of one year from the Effective Date (defined below) and such ordering term will automatically renew for consecutive annual periods unless terminated by either party 30 days prior to the commencement of any renewal ordering term.

2.  FEES, TAXES AND PAYMENT; DELIVERY AND RISK OF LOSS

A. SOFTWARE LICENSE FEES AND SUPPORT PRICES. The license fees for Software and the prices for Support will be as quoted by Clarify and set forth in each Order and will be in United States ("U. S.") dollars.

B. TAXES. Software license fees and Support and training prices do not include any tax, excise, value-added tax, fee, customs tax, duty or governmental charge, however designated or imposed by a governmental authority, and which may be levied or based on the Software licenses or Support or training, or the importation, delivery, use, or possession of the Software. All such taxes and fees in connection with each Order (except for franchise taxes and taxes on Clarify's income) will be for the account of Licensee. Such taxes and fees will be charged to and payable by Licensee to Clarify in addition to and under the same terms and conditions that apply to the payment of the license fees and Support and training prices, for remittance by Clarify to the appropriate governmental taxing authority.

C. DELIVERY. Clarify shall deliver one copy of each item of Software licensed by Licensee pursuant to an Order. If elected by Licensee, the licensed Software will be provided to Licensee by electronic transfer via File Transfer Protocol.

D. PAYMENT. Each invoice for amounts payable under this Agreement will be due and payable 30 days from invoice date. Invoices for licensed Software will be issued upon shipment. Invoices for Support will be issued annually in advance. Invoices for training will be issued in advance of such training. All payments are to be made in U. S. dollars. Clarify may assess interest from the due date on payments not received when due at the rate of one and one half percent per month (or the maximum lesser rate allowed by law).



-------------------------------------------------------------------------------

The parties have caused this Agreement to be executed by their authorized representatives.

Newgen Results Corporation                     Clarify Inc.
-----------------------------

BY: /s/ Mario Sanchez                          BY: /s/ Peter Wang
    ----------------------------                   ----------------------------
NAME: Mario Sanchez                            NAME: Peter Wang
      --------------------------                     --------------------------
TITLE: VP & CIO                                TITLE: Director Licensing
       -------------------------                      -------------------------
DATE: 6/21/2000                                DATE: 6/22/2000
      --------------------------                     --------------------------

--------------------------------------------------------------------------------

E. RISK OF LOSS. Delivery is complete, and risk of loss or damage to the media in which the Software is contained will pass to Licensee, upon delivery by Clarify to the carrier at Clarify's point of shipment. In the event the Software is lost or damaged in transit, Clarify shall replace the software at no extra charge to Customer.

3.  SOFTWARE AND GRANT OF LICENSE

A. TITLE. Licensee acknowledges and agrees that title to, and all copyrights, patents, trade secrets and/or any other intellectual property rights in Software are and will remain the property of Clarify and/or Clarify's licensors. Licensee is granted no title or ownership rights in or to the Software or Software Releases, in whole or in part. Licensee acknowledges that Clarify considers the Software to contain trade secrets of Clarify and/or its licensors. Such trade secrets include, without limitation, the source code version of the Software, the specific design, structure and logic of individual Software programs, their interactions with other portions of Software, both internal and external, and the programming techniques employed therein.

B. GRANT OF LICENSE. Subject to the terms of this Agreement and the authorized usage levels set forth in each Order, Clarify grants to Licensee a personal, non-exclusive, non-transferable, license to use and copy the Software for Licensee's internal business purposes until Licensee permanently discontinues such use (unless the license is earlier terminated pursuant to Section 7). Licensee's right to copy the Software shall be limited to the number of copies of the Software in the form delivered reasonably necessary for execution in accordance with the authorized usage levels or for archival purposes. All such copies must include a reproduction of all copyright, trademark or other proprietary notices appearing in or on the original copy of the Software provided by Clarify. When Licensee permanently discontinues its use of the Software, Licensee shall return to Clarify or destroy the Software and all copies made by Licensee.

C. Licensee shall have the right to sublicense the right to use the Software and Documentation to its Subsidiaries, which shall be defined as companies in which Licensee owns and controls and continues to own and control fifty-one percent (51%) of the voting stock or shares or other control mechanism, provided such sublicensees agree in writing to be bound by all of the applicable terms and conditions of this Agreement, and provided Licensee shall remain liable for the compliance of all such sublicensees with all of the applicable terms and conditions of this Agreement, and provided the number and type of User and Server licenses which Licensee has acquired under this Agreement is not exceeded or misused.

D. RESTRICTIONS. Licensee shall not (i) reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode Software, in order to derive the source code form or for any other reason; (ii) make any modifications, enhancements, adaptations, or translations to or of Software, except for customizations that may result from Licensee interactions with the Software associated with normal use and explained in the associated documentation any such customizations as described, made to the software by using the ClearCustomize ToolKit shall not be considered derivative works for purposes of this Agreement; (iii) make any derivative works of the Software; (iv) make the Software available to any third party in a service bureau arrangement or for any similar commercial time-sharing or third-party use; provided, however, that nothing in this Agreement, express or implied, shall restrict or prevent Licensee from providing outsourcing services to its customers in the automobile industry so long as Licensee does not outsource the Clarify Software (Clarify and Licensee shall use good faith efforts to negotiate an Application Service Provider Agreement with terms and conditions which are agreeable to both parties within a reasonable period of time after the execution of this Agreement.) or
(v) execute the Software on a server located outside the United States. Any customizations made by Licensee will be deemed to be Software and subject to the terms and conditions of this Agreement.

E. LICENSED SERVERS AND USERS. Each Software license is comprised of Server Licenses and User Licenses. A "Server License" gives Licensee the right to a single Instance on a computer to support an authorized number of Users. An "Instance" is a single occurrence of execution or initialization of the Software on one server. A "User License" gives Licensee the right to authorize an individual ("User ") to have access to Software (including Clarify databases) through a single terminal workstation or personal computer, or through an interface from an external system in an active session. A User License is either a Private License or a Public License. A "Private License" allows use of the Software by Licensee's employees and is granted either for a specified number of Concurrent Users or for specified Mobile/Named Users. "Concurrent Users" are the maximum number of simultaneous Users accessing the Software at the front end, regardless of whether such front end is multiplexing. Concurrent Users are designated as either Full Universal Users or Restricted Users. A "Full Universal User" may access any or all Software for which a Server License fee has been paid. A "Restricted User" may access only one Software application as specified in an Order. A "Mobile/Named User" is a named individual designated by Licensee to use specific Software which Clarify licenses on a Mobile/Named User basis. A "Public License" allows Licensee to permit its customers to access (by means of an external interface such as the Internet) and use the Software on a limited basis. To the extent that Licensee has acquired Public Licenses, Licensee and its customers executing the software under a Public User license shall have the right to access and use the software through any internet or intranet via the use of Clarify's web support applications, as described in this section. Licensee shall be responsible for ensuring that customer Users under a Public License use the Software in accordance with the license terms of this Agreement and shall indemnify and hold Clarify harmless from any claim by or liability to such customers arising out of such customers' access to and use of the Software. However, this section shall not limit Clarify's liability under Section 8 of this Agreement. Each Order will specify the number of Server Licenses and the number and type of User Licenses granted for the Software licensed under such Order.

F. RECORD KEEPING. Licensee shall keep true and accurate records with regard to the number of Instances, servers, and Users executing or using each Software license granted under this Agreement. Clarify shall have the right to audit such records at any reasonable time, not more often than once each calendar year, upon reasonable notice in writing to Licensee. Clarify shall not unreasonably disrupt Customer's normal business activities during any such audit. Licensee shall pay any applicable additional license fees due for Software use in excess of the use permitted under the Software licenses granted within 30 days of the conclusion of the audit making such determination. Any such audit shall be at Clarify's sole expense, unless the results of such audit show that Licensee has exceeded the allowable number of users under this Agreement by more than ten percent (10%) in which event, Customer shall be liable for all reasonable costs associated with such audit.

G. TRANSFER PLATFORM. Licensee may request an exchange of the licensed Software provided under an Order for a version to be used on a new platform ("Transfer Platform"), provided that at the time of such request (i) Licensee is obtaining Support for such Software and is current in paying for such Support; (ii) a version of the Software for such Transfer Platform is commercially available; and (iii) the Software used by Licensee on its current platform is at the then current revision level or the immediately preceding revision level. Such exchange must be requested in writing and is subject to payment by Licensee to Clarify of an exchange fee. Any such exchange does not increase the number of Instances, servers or Users that may execute or use the Software. Licensee shall deinstall and destroy the version of the Software licensed for the original platform at the time of the exchange and shall discontinue any use of the version of the Software licensed for the original platform.

4.  WARRANTIES

A. SOFTWARE WARRANTY. Clarify warrants that Software, if properly installed and operated on a compatible platform provided and adequately maintained by Licensee, will function substantially as described in its accompanying user documentation for a warranty period of 90 days which begins on the date the Software is delivered to Licensee. If any item of Software fails to so function during its warranty period, Licensee's remedy and Clarify's obligation and liability under this warranty is for Clarify to provide a fix, patch or workaround for the problem which may be included in a future Software Release. This section shall not preclude Licensee from seeking any remedies at law or in equity to which it may be entitled.

B. LIMITATIONS. These warranties extend only to defects and non-conformities of which Clarify is notified during the warranty period. Clarify does not warrant that Software or Software Releases are error-free or that their use will be uninterrupted. Clarify is not obligated to remedy any Software defect which cannot be reproduced with the latest Software Release, or a supported version of the software, on Licensee's equipment. The Software warranty does not apply to any defects or non-conformities of the Software resulting from (i) installation, repairs, relocations, additions, alterations, modifications or enhancements, except when performed by Clarify or a third party contractor hired by Clarify to perform such services under this Agreement, or by Licensee in accordance with Clarify's written instructions; (ii) use of the Software in conjunction with another vendor's products resulting in the defect or non-conformance provided that configuring any of Licensee's computer systems for such use was not part of the scope of work for any services provided by Clarify; (iii) failure to follow applicable operation or maintenance requirements; (iv) introduction of data, through any method other than through the Software, into any database accessed by the Software; or (v) abuse, mishandling, misuse or damage to the Software other than by Clarify or a third party contractor hired by Clarify to perform services under this Agreement.. These warranties do not cover damage to Software due to fire, explosion, power irregularities or surges, Acts of God, including without limitation, earthquakes, rains, floods, or lightning, or any other cause not attributable to Clarify. THE FOREGOING WARRANTIES AND LIMITATIONS ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS, OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH CLARIFY EXPRESSLY DISCLAIMS.

5.  PROPRIETARY RIGHTS AND INFORMATION

A. USE OF PROPRIETARY INFORMATION. "Proprietary Information" includes without limitation, (i) diagnostics, Software, Software Releases, user manuals and other documentation supplied by Clarify; and (ii) patents and patent applications; and
(iii) trade secrets identified as such; and(iv) printed materials with confidential or proprietary legends (which may include, technical and non-technical information disclosed by either party to the other, including ideas, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms and formulae related to the current, future, and proposed products and services of the disclosing party, and including, the disclosing party's information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans); and (v) electronically and visually transmitted printed materials and information marked with a proprietary or confidential legend and disclosed by Licensee or Clarify in the performance of this Agreement; and (vi) oral or visual disclosures of Proprietary Information which are reduced to a writing marked as confidential and submitted to the non-disclosing party within 30 days following such disclosure. The receiving party agrees to hold the Proprietary Information of the disclosing party in confidence and to use the Proprietary Information of the disclosing party only for the purposes expressly permitted, and to disclose Proprietary Information of the disclosing party only to the receiving party's employees and contractors as allowed by the disclosing party and then only on a need-to-know basis. The receiving party agrees to maintain adequate internal procedures, including appropriate agreements with employees and authorized third parties, to protect the confidentiality of the Proprietary Information of the disclosing party. The disclosing party is entitled to appropriate injunctive relief in the event of any unauthorized disclosure or use of its Proprietary Information by the receiving party.

B. LIMITATIONS. Proprietary Information of the disclosing party does not include information which (i) was rightfully in the receiving party's possession in a complete and tangible form before it is received from the disclosing party under this Agreement and without restriction on disclosure or use; (ii) is or becomes a matter of public knowledge through no fault of the receiving party; (iii) is rightfully furnished to the receiving party by a third party without restriction on disclosure or use; (iv); is independently developed by the receiving party without use of or reference to the disclosing party's Proprietary Information; or (v) is required to be disclosed by law or as part of a filing with the United States Securities Exchange Commission (SEC); provided that any party making such disclosure will notify the other party prior to such disclosure, and will use commercially reasonable efforts to seek the confidential treatment of such Proprietary Information.

C. RESERVATION OF RIGHTS. Clarify, on behalf of itself and its licensors, reserves all proprietary rights in and to (i) all designs, engineering details and other data pertaining to the Software, Software Releases, and Support and training; (ii) all original works, computer programs, fixes, patches, work arounds, revisions and updates (but not programs developed by Licensee), discoveries, inventions, patents, know-how and techniques arising out of work done wholly or in part by Clarify or its contractors; and (iii) any and all products developed as a result of such work. Notwithstanding the foregoing, specifically with respect to modifications made by Clarify on behalf of Licensee, those modifications specific to Licensee's technical, commercial, or operational requirements will be owned by Licensee. Any modifications of generic applicability to Customer Relations Management or FrontOffice applications shall be owned by Clarify. At Licensee's request, and prior to the commencement of Professional Services, Clarify and Licensee shall mutually agree upon the classification of modifications as generic or specific, and so indicate such classification on the appropriate Statement of Work.

D. SECURITY. Licensee in using Software is responsible for the security of its own proprietary and confidential information and authorizing access to Licensee's network, and for maintaining adequate procedures apart from the Software to reconstruct lost or altered files, data or programs.

6.  CLAIMS OF INFRINGEMENT

A. INDEMNIFICATION. Clarify agrees to defend at its own expense any action brought against Licensee to the extent that it is based on a claim that any Software furnished by Clarify to Licensee infringes a U. S. patent, copyright, or trademark ("Infringement Claim"), and will pay any costs and damages finally awarded against Licensee in any action which is attributable to any Infringement Claim. Clarify's obligation under the preceding sentence is subject to the conditions that (i) Licensee promptly notifies Clarify in writing of any Infringement Claim and cooperates with Clarify in the defense of such Infringement Claim; (ii) Clarify has sole control of such defense and all negotiations for any settlement; and (iii) should any Software become, or in Clarify's opinion be likely to become, the subject of any Infringement Claim, Licensee permits Clarify, at Clarify's option and expense, to procure for Licensee the right to continue using such Software, replace or modify it so that it becomes non-infringing, or grant Licensee a credit for the price paid for the Software license as depreciated on a three year, straight-line basis from the original shipment date, and accept its return.

B. LIMITATIONS. Clarify has no obligation or liability under this Section 6 with respect to any Infringement Claim which is based upon or results from (i) the combination of any Software with any equipment, device, firmware or software not furnished by Clarify provided that the Infringement Claim would not have resulted but for such combination; (ii) any modification of the Software (except as customized by use of Clarify's ToolKit.) by Licensee; (iii) the amount of use of the Software in excess of that allowable under this Agreement; (iv) Licensee's failure to install or have installed changes, revisions or updates as instructed by Clarify; or (v) direct compliance by Clarify with Licensee's specifications, designs or instructions.

7.  MATERIAL BREACH OR INSOLVENCY

If Licensee or Clarify (i) becomes insolvent, files or has filed against it a petition in bankruptcy, receivership, liquidation or similar proceeding under the laws of any jurisdiction, or ceases doing business; or (ii) fails to cure a material breach of this Agreement or any Order within 30 days after receipt of written notice of such breach from the other party, then the other party may pursue any and all remedies available at law or equity, except as specifically limited elsewhere in this Agreement. In the event Licensee is the party subject to subparts (i) or (ii) of the preceding sentence, Clarify may terminate this Agreement or a specific license(s) for Software granted under this Agreement, and any or all unfulfilled Orders under this Agreement may be cancelled by Clarify without liability.

8.  INDEMNITY AND LIABILITY

A. INDEMNITY. Each party shall indemnify the other party against any third party claims arising out of or resulting from this Agreement alleging bodily injury, including death, or damage to tangible property to the extent caused by the negligence or willful misconduct of the indemnifying party. The indemnifying party 's obligation under the preceding sentence is subject to the conditions that (i) the indemnified party gives prompt written notice of any such claim and cooperates with the indemnifying party in the defense of such claim; and (ii) the indemnifying party has sole control of such defense and all negotiations for any settlement.

B. LIABILITY. REGARDLESS OF THE LEGAL OR EQUITABLE BASIS OF ANY CLAIM, IN NO EVENT WILL CLARIFY OR ITS LICENSORS BE LIABLE FOR (i) ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM INACCURATE OR LOST DATA, LOSS OF USE, OR LOSS OF REVENUES OR PROFITS, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ORDER, THE FURNISHING OF SOFTWARE AND SUPPORT, OR THE USE OR PERFORMANCE OF SOFTWARE, EVEN IF INFORMED OF SUCH DAMAGES; OR (ii) FOR ANY THIRD PARTY CLAIMS AGAINST LICENSEE EXCEPT AS PROVIDED IN SECTIONS 6 AND 8.A. EXCEPT FOR DAMAGES ARISING UNDER SECTIONS 6 OR 8.A, FOR WHICH CLARIFY'S LIABILITY IS NOT LIMITED, AND FOR ANY CLAIM ARISING UNDER SECTION 5 FOR WHICH CLARIFY'S LIABILITY SHALL NOT EXCEED TEN MILLION DOLLARS ($10,000,000) OTHERWISE, CLARIFY'S MAXIMUM LIABILITY UNDER THIS AGREEMENT OR ANY ORDER, INCLUDING LIABILITY ARISING OUT OF SOFTWARE LICENSED, SUPPORT PERFORMED, OR FROM CLARIFY'S NEGLIGENCE OR OTHER ACTS OR OMISSIONS, WILL BE LIMITED TO THE LICENSE FEE OR CHARGE FOR THE SOFTWARE OR SUPPORT GIVING RISE TO THE CLAIM.

REGARDLESS OF THE LEGAL OR EQUITABLE BASIS OF ANY CLAIM, IN NO EVENT WILL LICENSEE BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. EXCEPT FOR A BREACH OF ANY CLAIM ARISING UNDER SECTION 8A, FOR WHICH LICENSEE'S LIABILITY SHALL NOT BE LIMITED, AND EXCEPT FOR ANY CLAIM ARISING UNDER SECTION 5 OR 3 OF THIS AGREEMENT FOR WHICH LICENSEE'S LIABILITY SHALL NOT EXCEED TEN MILLION DOLLARS ($10,000,000,) OTHERWISE, LICENSEE'S LIABILITY IS LIMITED TO THE TOTAL LICENSE FEES OWING UNDER THIS AGREEMENT.

9.  GENERAL

A. Software, Software Releases, and related technical data and information may be subject to U. S. and other governmental export control regulations. Licensee shall comply with those regulations if it exports or re-exports Software, Software Releases, and related technical data and information.

B. If any provision of this Agreement is held to be invalid or unenforceable, the remainder of the provisions will remain in full force and effect and the parties will substitute for the invalid or unenforceable provision a valid and enforceable provision which most closely approximates the economic effect and intent of the invalid or unenforceable provision.

C. Clarify and Licensee agree to comply with all applicable laws and regulations.

D. Neither Clarify nor Licensee shall be liable for delays, loss, damages or other consequences of acts, omissions or events beyond its reasonable control and which may not be overcome by due diligence or caused by strikes or labor strife or unrest.

E. Except for assignment in the case of a merger, acquisition, consolidation or sale of substantially all of the business assets of a party, neither this Agreement nor the licenses granted hereunder are transferable by either party without the prior written consent of the other party; any attempt to do so shall be void.

F. In the event of the expiration or termination of this Agreement, Section 5 of this Agreement, and those terms which by their nature are intended to survive such expiration or termination will so survive

G. This Agreement, including the attached Exhibits and each Order, constitutes the entire agreement between Clarify and Licensee with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, advertisements, publications, and understandings whether written or oral. Any waiver, amendment, or modification of any right or remedy, or of these terms and conditions, will not be effective unless in writing and signed by the authorized representatives of Licensee and Clarify. In interpreting this Section, it is agreed that any preprinted, added, or conflicting terms and conditions in any Order Documents are void with respect to this Agreement, even if acknowledged in writing by Clarify.

H. Any notices required to be given must be in writing and sent by prepaid mail or receipted courier service or hand delivered to the party to be notified at the address stated at the outset of this Agreement, or may be delivered by facsimile. All notices sent to Licensee will be addressed to the attention of the person signing this Agreement for Licensee. All notices sent to Clarify will be addressed to the attention of Clarify's Director, Licensing & Contracts. A party's address for notice may be changed by giving notice of such change in accordance with this Section.

I. This Agreement is governed by the laws of the State of California except for its rules concerning the conflict of laws. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

J. This Agreement is effective on the date of execution by the second party to execute it ("Effective Date").

K.  The following Exhibits are attached to and made a part of this Agreement:

Exhibit A-1 - Licensed Software

Exhibit B - Additional Support Terms and Conditions

                                   EXHIBIT A-1

                                LICENSED SOFTWARE


                                         ORDER NUMBER:  ____________________
NEWGEN RESULTS
12680 High Bluff Drive, Suite 300
San Diego, CA 92130
                                             Clarify version
                                                   ^Language
                                                  *Database:
                                           *Enhanced Server:
                                +Flexible Deployment Server:
                                           +Database Server:
                                           +Traveler Server:
                                                +Web Server:
                                               Discount ** :  45.00%

QUANTITY        PRODUCT                                                           LIST PRICE $        DISCOUNT %

         APPLICATIONS:
    1    Account Manager (Included in ClearSales Bundle below)                               0            45.00%
    1    ClearCallCenter                                                                20,000            45.00%
    1    ClearQuality                                                                   20,000            45.00%
    1    ClearHelpdesk and WebHelpDesk                                                  20,000            45.00%
    1    ClearSupport and WebSupport                                                    20,000            45.00%
    1    ClearSync for Microsoft Outlook                                                10,000            45.00%
    1    Full Text Search (FTS) Engine                                                  20,000            45.00%
    1    Script Manager                                                                 20,000            45.00%
    1    Task Manager (Included in ClearSales Bundle below)                                  0            45.00%

         TOOLS AND TECHNOLOGY:
    1    ClearCustomize Toolkit                                                         20,000            45.00%
    1    ClearEnterprise Flexible Deployment                                                 0            45.00%
    1    Clarify Mobile Service (formerly ClearEnterprise Traveler)                     20,000            45.00%
    1    ClearExtensions API Toolkit                                                    20,000            45.00%
    1    ClearReport Tools                                                              20,000            45.00%

         ADDITIONAL PURCHASES:
    1    Development Server                                                              8,000            45.00%
    1    Warm Report and Backup Server                                                   2,500           100.00%

         BUNDLES:
    1    BUNDLE:  ClearSales Team Selling                                               40,000            45.00%

         PRIVATE LICENSES:
   328   Clarify Full Universal User License  (Concurrent)                               4,000            45.00%
   82    Clarify Full Universal User License  (Mobile)                                   2,000            45.00%
   449   Clarify Restricted Universal User License  (Concurrent)                         2,000            45.00%
    1    Clarify Restricted Web Universal User License  (Concurrent)                       500            45.00%

         TOTAL EXTENDED LIST PRICE
         TOTALS                                                                                        45.05125%

         TOTAL NET PRODUCT AMOUNT

QUANTITY        ESCROW                                                            LIST PRICE $        DISCOUNT %

    0    Technology Escrow Agreement - General Account                                   2,500               N/A
    0    Technology Escrow Agreement - Individual Account                                5,000               N/A
         TOTAL NET ESCROW AMOUNT


 QUANTITY                        SUPPORT*                                         STANDARD % OF       DISCOUNT %
(IN MONTHS)         *NOTE: not all custom fit options are available from all       LIST PRICE
                    Support Offices. Check with Regional Customer Care Mgmt.
                    for availability and custom quotes.

   12    CustomerCARE - Annual Customer Service Program                                  18.0%            35.00%
   12    CustomFit - 7x24x365 Support                                                     1.5%            35.00%
    0    CustomFit - 5x24 Support                                                         1.0%               N/A
    0    CustomFit - Additional Primary Contacts (First Group of 2)                       1.5%               N/A
    0    CustomFit - Additional Primary Contacts (Each Subsequent Group of 2)             0.5%               N/A

         Total Net CustomerCARE Support

         TOTAL NET SUPPORT AMOUNT

QUANTITY        TRAINING                                                          LIST PRICE $        DISCOUNT %


    1    EdPak Prepaid Discounted Education Credit - $20,000                            19,000               N/A
    0    EdPak Prepaid Discounted Education Credit - $35,000                            31,500               N/A
    0    EdPak Prepaid Discounted Education Credit - $50,000                            42,500               N/A
    0    EdPak Prepaid Discounted Education Credit  >$50,000 (15% discount)                  0               N/A



    0    Training Class - ClearFundamentals                                              1,200             0.00%
    0    Training Class - ClearSupport/ClearHelpdesk                                     1,800             0.00%
    0    Training Class - ClearSales                                                     1,200             0.00%
    0    Training Class - ClearCall Center                                                 600             0.00%
    0    Training Class - ClearContracts                                                 1,200             0.00%
    0    Training Class - ClearQuality                                                     600             0.00%
    0    Training Class - ClearLogistics Spares Manager                                  2,400             0.00%
    0    Training Class - ClearLogistics Depot Repair                                      600             0.00%
    0    Training Class - Clarify Data Modeling Concepts                                 1,300             0.00%
    0    Training Class - ClearCustomize                                                 1,950             0.00%
    0    Training Class - ClearBasic                                                     1,950             0.00%
    0    Training Class - Clarify System Administration                                  1,300             0.00%
    0    Training Class - ClearEnterprise Traveler Administration                        1,300             0.00%
    0    Training Class - ClearExpress WebSupport                                        2,100             0.00%
    0    Training Class - ClearEnterprise Flexible Deployment                            1,400             0.00%
    0    Training Class - Diagnosis Engine Workshop                                      2,100             0.00%
    0    Training Class - Problem Resolution System Overview                               700             0.00%
    0    Training Class - ClearEnterprise e.link                                           700             0.00%
         Clarify Mobile Service Training Packages:
    1    Mobile Administration Training                                                  4,450             0.00%
    1    Mobile Customization Training for ClearSales                                    9,000             0.00%
    0    Mobile Customization Training for ClearSupport                                  9,600             0.00%

         TOTAL NET TRAINING AMOUNT

QUANTITY                      CONSULTING
    0    Consulting Services Time & Material  (Pricing Approval
            from PSO required) in Hours                                                     $0             0.00%
    0    ClearSuccess Solution Architect EXPANDED  (1/2 Time)                         $100,000             0.00%
    0    ClearSuccess Solution Architect STANDARD  (1/4 Time)                          $55,000             0.00%
    0    ClearSuccess Consulting Pack-24 days over 4 months (SI team of 5)             $55,000             0.00%
    0    ClearSuccess Consulting Pack-50 days over 5 months (SI team of 8)            $114,000             0.00%
    0    ClearSuccess Consulting Pack-100 days over 7 months (SI team of 15)          $228,000             0.00%

         Clarify Mobile Service Consulting Packages:
    1    Small Project - 40 days consulting                                            $80,000             0.00%
    0    Medium Project - 60 days consulting                                          $120,000             0.00%
    0    Large Project - 90 days consulting                                           $180,000             0.00%

         TOTAL NET CONSULTING AMOUNT

         TOTAL CLARIFY SERVICES

         TOTAL CLARIFY PRODUCT & SERVICES QUOTATION




QUANTITY        PRODUCT                                                             TOTAL DISCOUNT $      EXTENDED TOTAL
                                                                                                           NET AMOUNT $
         APPLICATIONS:
    1    Account Manager (Included in ClearSales Bundle below)                                 0.00               0.00
    1    ClearCallCenter                                                                  (9,000.00)         11,000.00
    1    ClearQuality                                                                     (9,000.00)         11,000.00
    1    ClearHelpdesk and WebHelpDesk                                                    (9,000.00)         11,000.00
    1    ClearSupport and WebSupport                                                      (9,000.00)         11,000.00
    1    ClearSync for Microsoft Outlook                                                  (4,500.00)          5,500.00
    1    Full Text Search (FTS) Engine                                                    (9,000.00)         11,000.00
    1    Script Manager                                                                   (9,000.00)         11,000.00
    1    Task Manager (Included in ClearSales Bundle below)                                    0.00               0.00

         TOOLS AND TECHNOLOGY:
    1    ClearCustomize Toolkit                                                           (9,000.00)         11,000.00
    1    ClearEnterprise Flexible Deployment                                                   0.00               0.00
    1    Clarify Mobile Service (formerly ClearEnterprise Traveler)                       (9,000.00)         11,000.00
    1    ClearExtensions API Toolkit                                                      (9,000.00)         11,000.00
    1    ClearReport Tools                                                                (9,000.00)         11,000.00

         ADDITIONAL PURCHASES:
    1    Development Server                                                               (3,600.00)          4,400.00
    1    Warm Report and Backup Server                                                    (2,500.00)              0.00

         BUNDLES:
    1    BUNDLE:  ClearSales Team Selling                                                (18,000.00)         22,000.00

         PRIVATE LICENSES:
   328   Clarify Full Universal User License  (Concurrent)                              (612,000.00)        748,000.00
   82    Clarify Full Universal User License  (Mobile)                                   (73,800.00)         90,200.00
   449   Clarify Restricted Universal User License  (Concurrent)                        (404,100.00)        493,900.00
    1    Clarify Restricted Web Universal User License  (Concurrent)                        (225.00)            275.00

         TOTAL EXTENDED LIST PRICE                                                                        2,683,000.00
         TOTALS                                                                       (1,208,725.00)      1,474,275.00

         TOTAL NET PRODUCT AMOUNT                                                                         1,474,275.00

QUANTITY        ESCROW                                                             TOTAL DISCOUNT $           EXTENDED
                                                                                                              AMOUNT $
    0    Technology Escrow Agreement - General Account                                          N/A               0.00
    0    Technology Escrow Agreement - Individual Account                                       N/A               0.00
         TOTAL NET ESCROW AMOUNT                                                                                  0.00


 QUANTITY                        SUPPORT*                                           TOTAL DISCOUNT $      EXTENDED TOTAL
(IN MONTHS)         *NOTE: not all custom fit options are available from all                               NET AMOUNT $
                    Support Offices. Check with Regional Customer Care Mgmt.
                    for availability and custom quotes.

   12    CustomerCARE - Annual Customer Service Program                                   ($169,029)        313,911.00
   12    CustomFit - 7x24x365 Support                                                      ($14,086)         26,159.00
    0    CustomFit - 5x24 Support                                                                N/A              0.00
    0    CustomFit - Additional Primary Contacts (First Group of 2)                              N/A              0.00
    0    CustomFit - Additional Primary Contacts (Each Subsequent Group of 2)                    N/A              0.00

         Total Net CustomerCARE Support                                                                     340,070.00

         TOTAL NET SUPPORT AMOUNT                                                                           340,070.00

QUANTITY        TRAINING                                                            TOTAL DISCOUNT $      EXTENDED TOTAL
                                                                                                           NET AMOUNT $

    1    EdPak Prepaid Discounted Education Credit - $20,000                                     N/A              0.00
    0    EdPak Prepaid Discounted Education Credit - $35,000                                     N/A              0.00
    0    EdPak Prepaid Discounted Education Credit - $50,000                                     N/A         42,500.00
    0    EdPak Prepaid Discounted Education Credit  >$50,000 (15% discount)                      N/A              0.00



    0    Training Class - ClearFundamentals                                                     0.00              0.00
    0    Training Class - ClearSupport/ClearHelpdesk                                            0.00              0.00
    0    Training Class - ClearSales                                                            0.00              0.00
    0    Training Class - ClearCall Center                                                      0.00              0.00
    0    Training Class - ClearContracts                                                        0.00              0.00
    0    Training Class - ClearQuality                                                          0.00              0.00
    0    Training Class - ClearLogistics Spares Manager                                         0.00              0.00
    0    Training Class - ClearLogistics Depot Repair                                           0.00              0.00
    0    Training Class - Clarify Data Modeling Concepts                                        0.00              0.00
    0    Training Class - ClearCustomize                                                        0.00              0.00
    0    Training Class - ClearBasic                                                            0.00              0.00
    0    Training Class - Clarify System Administration                                         0.00              0.00
    0    Training Class - ClearEnterprise Traveler Administration                               0.00              0.00
    0    Training Class - ClearExpress WebSupport                                               0.00              0.00
    0    Training Class - ClearEnterprise Flexible Deployment                                   0.00              0.00
    0    Training Class - Diagnosis Engine Workshop                                             0.00              0.00
    0    Training Class - Problem Resolution System Overview                                    0.00              0.00
    0    Training Class - ClearEnterprise e.link                                                0.00              0.00
         Clarify Mobile Service Training Packages:
    1    Mobile Administration Training                                                         0.00          4,450.00
    1    Mobile Customization Training for ClearSales                                           0.00          9,000.00
    0    Mobile Customization Training for ClearSupport                                         0.00              0.00

         TOTAL NET TRAINING AMOUNT                                                                           55,950.00

QUANTITY                      CONSULTING
    0    Consulting Services Time & Material  (Pricing Approval
            from PSO required) in Hours                                                         0.00              0.00
    0    ClearSuccess Solution Architect EXPANDED  (1/2 Time)                                   0.00              0.00
    0    ClearSuccess Solution Architect STANDARD  (1/4 Time)                                   0.00              0.00
    0    ClearSuccess Consulting Pack-24 days over 4 months (SI team of 5)                      0.00              0.00
    0    ClearSuccess Consulting Pack-50 days over 5 months (SI team of 8)                      0.00              0.00
    0    ClearSuccess Consulting Pack-100 days over 7 months (SI team of 15)                    0.00        228,000.00

         Clarify Mobile Service Consulting Packages:
    1    Small Project - 40 days consulting                                                     0.00         80,000.00
    0    Medium Project - 60 days consulting                                                    0.00              0.00
    0    Large Project - 90 days consulting                                                     0.00              0.00

         TOTAL NET CONSULTING AMOUNT                                                                        308,000.00

         TOTAL CLARIFY SERVICES                                                                             704,020.00

         TOTAL CLARIFY PRODUCT & SERVICES QUOTATION                                                       2,178,295.00

Notes: Consulting to be quoted separately upon further discussion of detailed implementation plan.

         Orders must include Software License, Maintenance and Consulting agreements.

         This quotation is valid if accepted within thirty (30) days from the date issued: 11-Aug-00

         Terms: Payment due upon execution.

         Clarify will create a fund of $300,000 to be used for either consulting services or joint marketing activities. If the fund is not used prior to 12/31/2001 then the funds will no longer be available to Customer.

         A Restricted User is upgradeable to future releases as long as maintenance and support payments are current.

         A Restricted License cannot be traded for a Full User Concurrent
         License.

         The above maintenance Fees will be charged in years 2 and 3 of the agreement.

         After year 3 of the agreement annual maintenance increases will be capped at CPI.

                                         ORDER NUMBER:  _______________
NEWGEN RESULTS
12680 High Bluff Drive, Suite 300
San Diego, CA 92130
                                                        Clarify version
                                                              ^Language
                                                             *Database:
                                                      *Enhanced Server:
                                           +Flexible Deployment Server:
                                                      +Database Server:
                                                      +Traveler Server:
                                                           +Web Server:
                                                          Discount ** :  45.00%

QUANTITY        PRODUCT                                                                      LIST PRICE $         EXTENDED LIST
                                                                                                                     PRICE
         APPLICATIONS:
    1    Account Manager (Included in ClearSales Bundle below)                                         0                 0.00
    1    ClearCallCenter                                                                          20,000            20,000.00
    1    ClearHelpdesk and WebHelpDesk                                                            20,000            20,000.00
    1    ClearSupport and WebSupport                                                              20,000            20,000.00
    1    ClearSync for Microsoft Outlook                                                          10,000            10,000.00
    1    Full Text Search (FTS) Engine                                                            20,000            20,000.00
    1    Script Manager                                                                           20,000            20,000.00
    1    Task Manager (Included in ClearSales Bundle below)                                            0                 0.00

         TOOLS AND TECHNOLOGY:
    1    ClearCustomize Toolkit                                                                   20,000            20,000.00
    1    ClearEnterprise Flexible Deployment                                                           0                 0.00
    1    Clarify Mobile Service (formerly ClearEnterprise Traveler)                               20,000            20,000.00
    1    ClearExtensions API Toolkit                                                              20,000            20,000.00
    1    ClearReport Tools                                                                        20,000            20,000.00

         ADDITIONAL PURCHASES:
    1    Development Server                                                                        8,000             8,000.00
    1    Warm Report and Backup Server                                                             2,500             2,500.00

         BUNDLES:
    1    BUNDLE:  ClearSales Team Selling                                                         40,000            40,000.00

         PRIVATE LICENSES:
   328   Clarify Full Universal User License  (Concurrent)                                         4,000         1,312,000.00
   82    Clarify Full Universal User License  (Mobile)                                             2,000           164,000.00
   449   Clarify Restricted Universal User License  (Concurrent)                                   2,000           898,000.00
    1    Clarify Restricted Web Universal User License  (Concurrent)                                 500               500.00

         TOTAL EXTENDED LIST PRICE
         TOTALS                                                                                                  2,615,000.00

         TOTAL NET PRODUCT AMOUNT

QUANTITY        ESCROW                                                                      LIST PRICE $         EXTENDED LIST
                                                                                                                     PRICE

    0    Technology Escrow Agreement - General Account                                             2,500
    0    Technology Escrow Agreement - Individual Account                                          5,000

         TOTAL NET ESCROW AMOUNT

 QUANTITY                    SUPPORT*                                                         STANDARD %          EXTENDED LIST
(IN MONTHS)            *NOTE: not all custom fit options are available from all             OF LIST PRICE            PRICE
                       Support Offices. Check with Regional Customer Care Mgmt.
                       for availability and custom quotes.

   12    CustomerCARE - Annual Customer Service Program                                             18.0%               39,225
   12    CustomFit - 7x24x365 Support                                                                1.5%                3,269
    0    CustomFit - 5x24 Support                                                                    1.0%                    0
    0    CustomFit - Additional Primary Contacts (First Group of 2)                                  1.5%                    0
    0    CustomFit - Additional Primary Contacts (Each Subsequent Group of 2)                        0.5%                    0

         Total Net CustomerCARE Support

         TOTAL NET SUPPORT AMOUNT

QUANTITY        TRAINING                                                                     LIST PRICE $         EXTENDED LIST
                                                                                                                     PRICE $

    1    EdPak Prepaid Discounted Education Credit - $20,000                                       19,000            19,000.00
    0    EdPak Prepaid Discounted Education Credit - $35,000                                       31,500                 0.00
    0    EdPak Prepaid Discounted Education Credit - $50,000                                       42,500                 0.00
    0    EdPak Prepaid Discounted Education Credit  >$50,000 (15% discount)                             0                 0.00

    0    Training Class - ClearFundamentals                                                         1,200                 0.00
    0    Training Class  - ClearSupport/ClearHelpdesk                                               1,800                 0.00
    0    Training Class - ClearSales                                                                1,200                 0.00
    0    Training Class  - ClearCall Center                                                           600                 0.00

QUANTITY        PRODUCT                                                                      LIST PRICE $         EXTENDED LIST
                                                                                                                     PRICE

    0    Training Class - ClearContracts                                                            1,200                 0.00
    0    Training Class - ClearQuality                                                                600                 0.00
    0    Training Class  - ClearLogistics Spares Manager                                            2,400                 0.00
    0    Training Class  - ClearLogistics Depot Repair                                                600                 0.00
    0    Training Class  - Clarify Data Modeling Concepts                                           1,300                 0.00
    0    Training Class  - ClearCustomize                                                           1,950                 0.00
    0    Training Class  - ClearBasic                                                               1,950                 0.00
    0    Training Class  - Clarify System Administration                                            1,300                 0.00
    0    Training Class  - ClearEnterprise Traveler Administration                                  1,300                 0.00
    0    Training Class  - ClearExpress WebSupport                                                  2,100                 0.00
    0    Training Class  - ClearEnterprise Flexible Deployment                                      1,400                 0.00
    0    Training Class  - Diagnosis Engine Workshop                                                2,100                 0.00
    0    Training Class - Problem Resolution System Overview                                          700                 0.00
    0    Training Class  - ClearEnterprise e.link                                                     700                 0.00

         Clarify Mobile Service Training Packages:
    1    Mobile Administration Training                                                             4,450             4,450.00
    1    Mobile Customization Training for ClearSales                                               9,000             9,000.00
    0    Mobile Customization Training for ClearSupport                                             9,600                 0.00

         TOTAL NET TRAINING AMOUNT

QUANTITY                           CONSULTING
    0    Consulting Services Time & Material  (Pricing Approval from PSO required) in Hours            $0
    0    ClearSuccess Solution Architect EXPANDED  (1/2 Time)                                    $100,000
    0    ClearSuccess Solution Architect STANDARD  (1/4 Time)                                     $55,000
    0    ClearSuccess Consulting Pack-24 days over 4 months (SI team of 5)                        $55,000
    0    ClearSuccess Consulting Pack-50 days over 5 months (SI team of 8)                       $114,000
    0    ClearSuccess Consulting Pack-100 days over 7 months (SI team of 15)                     $228,000

         Clarify Mobile Service Consulting Packages:
    1    Small Project - 40 days consulting                                                       $80,000
    0    Medium Project - 60 days consulting                                                     $120,000
    0    Large Project - 90 days consulting                                                      $180,000

         TOTAL NET CONSULTING AMOUNT

         TOTAL CLARIFY SERVICES

         TOTAL CLARIFY PRODUCT & SERVICES QUOTATION



QUANTITY        PRODUCT                                                                         DISCOUNT %    TOTAL DISCOUNT $

         APPLICATIONS:
    1    Account Manager (Included in ClearSales Bundle below)                                      45.00%                0.00
    1    ClearCallCenter                                                                            45.00%          (9,000.00)
    1    ClearHelpdesk and WebHelpDesk                                                              45.00%          (9,000.00)
    1    ClearSupport and WebSupport                                                                45.00%          (9,000.00)
    1    ClearSync for Microsoft Outlook                                                            45.00%          (4,500.00)
    1    Full Text Search (FTS) Engine                                                              45.00%          (9,000.00)
    1    Script Manager                                                                             45.00%          (9,000.00)
    1    Task Manager (Included in ClearSales Bundle below)                                         45.00%                0.00

         TOOLS AND TECHNOLOGY:
    1    ClearCustomize Toolkit                                                                     45.00%          (9,000.00)
    1    ClearEnterprise Flexible Deployment                                                        45.00%                0.00
    1    Clarify Mobile Service (formerly ClearEnterprise Traveler)                                 45.00%          (9,000.00)
    1    ClearExtensions API Toolkit                                                                45.00%          (9,000.00)
    1    ClearReport Tools                                                                          45.00%          (9,000.00)

         ADDITIONAL PURCHASES:
    1    Development Server                                                                         45.00%          (3,600.00)
    1    Warm Report and Backup Server                                                             100.00%          (2,500.00)

         BUNDLES:
    1    BUNDLE:  ClearSales Team Selling                                                           45.00%         (18,000.00)

         PRIVATE LICENSES:
   328   Clarify Full Universal User License  (Concurrent)                                          45.00%        (590,400.00)
   82    Clarify Full Universal User License  (Mobile)                                              45.00%         (73,800.00)
   449   Clarify Restricted Universal User License  (Concurrent)                                    45.00%        (404,100.00)
    1    Clarify Restricted Web Universal User License  (Concurrent)                                45.00%            (225.00)

         TOTAL EXTENDED LIST PRICE
         TOTALS                                                                                  45.05258%      (1,178,125.00)

         TOTAL NET PRODUCT AMOUNT

QUANTITY        ESCROW                                                                          DISCOUNT %    TOTAL DISCOUNT $


    0    Technology Escrow Agreement - General Account                                                 N/A                N/A
    0    Technology Escrow Agreement - Individual Account                                              N/A                N/A

         TOTAL NET ESCROW AMOUNT

 QUANTITY                      SUPPORT*                                                         DISCOUNT %    TOTAL DISCOUNT $
(IN MONTHS)            *NOTE: not all custom fit options are available from all
                       Support Offices. Check with Regional Customer Care Mgmt.
                       for availability and custom quotes.

   12    CustomerCARE - Annual Customer Service Program                                             35.00%         ($164,745)
   12    CustomFit - 7x24x365 Support                                                               35.00%          ($13,729)
    0    CustomFit - 5x24 Support                                                                      N/A                N/A
    0    CustomFit - Additional Primary Contacts (First Group of 2)                                    N/A                N/A
    0    CustomFit - Additional Primary Contacts (Each Subsequent Group of 2)                          N/A                N/A

         Total Net CustomerCARE Support

         TOTAL NET SUPPORT AMOUNT

QUANTITY        TRAINING                                                                        DISCOUNT %    TOTAL DISCOUNT $


    1    EdPak Prepaid Discounted Education Credit - $20,000                                           N/A                N/A
    0    EdPak Prepaid Discounted Education Credit - $35,000                                           N/A                N/A
    0    EdPak Prepaid Discounted Education Credit - $50,000                                           N/A                N/A
    0    EdPak Prepaid Discounted Education Credit  >$50,000 (15% discount)                            N/A                N/A

    0    Training Class - ClearFundamentals                                                          0.00%               0.00
    0    Training Class  - ClearSupport/ClearHelpdesk                                                0.00%               0.00
    0    Training Class - ClearSales                                                                 0.00%               0.00
    0    Training Class  - ClearCall Center                                                          0.00%               0.00

QUANTITY        PRODUCT                                                                         DISCOUNT %    TOTAL DISCOUNT $


    0    Training Class - ClearContracts                                                             0.00%               0.00
    0    Training Class - ClearQuality                                                               0.00%               0.00
    0    Training Class  - ClearLogistics Spares Manager                                             0.00%               0.00
    0    Training Class  - ClearLogistics Depot Repair                                               0.00%               0.00
    0    Training Class  - Clarify Data Modeling Concepts                                            0.00%               0.00
    0    Training Class  - ClearCustomize                                                            0.00%               0.00
    0    Training Class  - ClearBasic                                                                0.00%               0.00
    0    Training Class  - Clarify System Administration                                             0.00%               0.00
    0    Training Class  - ClearEnterprise Traveler Administration                                   0.00%               0.00
    0    Training Class  - ClearExpress WebSupport                                                   0.00%               0.00
    0    Training Class  - ClearEnterprise Flexible Deployment                                       0.00%               0.00
    0    Training Class  - Diagnosis Engine Workshop                                                 0.00%               0.00
    0    Training Class - Problem Resolution System Overview                                         0.00%               0.00
    0    Training Class  - ClearEnterprise e.link                                                    0.00%               0.00

         Clarify Mobile Service Training Packages:
    1    Mobile Administration Training                                                              0.00%               0.00
    1    Mobile Customization Training for ClearSales                                                0.00%               0.00
    0    Mobile Customization Training for ClearSupport                                              0.00%               0.00

         TOTAL NET TRAINING AMOUNT

QUANTITY                           CONSULTING
    0    Consulting Services Time & Material  (Pricing Approval from PSO required) in Hours          0.00%               0.00
    0    ClearSuccess Solution Architect EXPANDED  (1/2 Time)                                        0.00%               0.00
    0    ClearSuccess Solution Architect STANDARD  (1/4 Time)                                        0.00%               0.00
    0    ClearSuccess Consulting Pack-24 days over 4 months (SI team of 5)                           0.00%               0.00
    0    ClearSuccess Consulting Pack-50 days over 5 months (SI team of 8)                           0.00%               0.00
    0    ClearSuccess Consulting Pack-100 days over 7 months (SI team of 15)                         0.00%               0.00

         Clarify Mobile Service Consulting Packages:
    1    Small Project - 40 days consulting                                                          0.00%               0.00
    0    Medium Project - 60 days consulting                                                         0.00%               0.00
    0    Large Project - 90 days consulting                                                          0.00%               0.00

         TOTAL NET CONSULTING AMOUNT

         TOTAL CLARIFY SERVICES

         TOTAL CLARIFY PRODUCT & SERVICES QUOTATION



QUANTITY        PRODUCT                                                                          EXTENDED TOTAL
                                                                                                  NET AMOUNT $
         APPLICATIONS:
    1    Account Manager (Included in ClearSales Bundle below)                                            0.00
    1    ClearCallCenter                                                                             11,000.00
    1    ClearHelpdesk and WebHelpDesk                                                               11,000.00
    1    ClearSupport and WebSupport                                                                 11,000.00
    1    ClearSync for Microsoft Outlook                                                              5,500.00
    1    Full Text Search (FTS) Engine                                                               11,000.00
    1    Script Manager                                                                              11,000.00
    1    Task Manager (Included in ClearSales Bundle below)                                               0.00

         TOOLS AND TECHNOLOGY:
    1    ClearCustomize Toolkit                                                                      11,000.00
    1    ClearEnterprise Flexible Deployment                                                              0.00
    1    Clarify Mobile Service (formerly ClearEnterprise Traveler)                                  11,000.00
    1    ClearExtensions API Toolkit                                                                 11,000.00
    1    ClearReport Tools                                                                           11,000.00

         ADDITIONAL PURCHASES:
    1    Development Server                                                                           4,400.00
    1    Warm Report and Backup Server                                                                    0.00

         BUNDLES:
    1    BUNDLE:  ClearSales Team Selling                                                            22,000.00

         PRIVATE LICENSES:
   328   Clarify Full Universal User License  (Concurrent)                                          721,600.00
   82    Clarify Full Universal User License  (Mobile)                                               90,200.00
   449   Clarify Restricted Universal User License  (Concurrent)                                    493,900.00
    1    Clarify Restricted Web Universal User License  (Concurrent)                                    275.00

         TOTAL EXTENDED LIST PRICE                                                                2,615,000.00
         TOTALS                                                                                   1,436,875.00

         TOTAL NET PRODUCT AMOUNT                                                                 1,436,875.00

QUANTITY        ESCROW                                                                                EXTENDED
                                                                                                      AMOUNT $

    0    Technology Escrow Agreement - General Account                                                    0.00
    0    Technology Escrow Agreement - Individual Account                                                 0.00

         TOTAL NET ESCROW AMOUNT                                                                          0.00

 QUANTITY                      SUPPORT*                                                         EXTENDED TOTAL
(IN MONTHS)            *NOTE: not all custom fit options are available from all                   NET AMOUNT $
                       Support Offices. Check with Regional Customer Care Mgmt.
                       for availability and custom quotes.

   12    CustomerCARE - Annual Customer Service Program                                             305,955.00
   12    CustomFit - 7x24x365 Support                                                                25,496.25
    0    CustomFit - 5x24 Support                                                                         0.00
    0    CustomFit - Additional Primary Contacts (First Group of 2)                                       0.00
    0    CustomFit - Additional Primary Contacts (Each Subsequent Group of 2)                             0.00

         Total Net CustomerCARE Support                                                             331,451.25

         TOTAL NET SUPPORT AMOUNT                                                                   331,451.25

QUANTITY        TRAINING                                                                         EXTENDED TOTAL
                                                                                                  NET AMOUNT $

    1    EdPak Prepaid Discounted Education Credit - $20,000                                         19,000.00
    0    EdPak Prepaid Discounted Education Credit - $35,000                                              0.00
    0    EdPak Prepaid Discounted Education Credit - $50,000                                              0.00
    0    EdPak Prepaid Discounted Education Credit  >$50,000 (15% discount)                               0.00

    0    Training Class - ClearFundamentals                                                               0.00
    0    Training Class  - ClearSupport/ClearHelpdesk                                                     0.00
    0    Training Class - ClearSales                                                                      0.00
    0    Training Class  - ClearCall Center                                                               0.00

QUANTITY        PRODUCT                                                                          EXTENDED TOTAL
                                                                                                  NET AMOUNT $

    0    Training Class - ClearContracts                                                                  0.00
    0    Training Class - ClearQuality                                                                    0.00
    0    Training Class  - ClearLogistics Spares Manager                                                  0.00
    0    Training Class  - ClearLogistics Depot Repair                                                    0.00
    0    Training Class  - Clarify Data Modeling Concepts                                                 0.00
    0    Training Class  - ClearCustomize                                                                 0.00
    0    Training Class  - ClearBasic                                                                     0.00
    0    Training Class  - Clarify System Administration                                                  0.00
    0    Training Class  - ClearEnterprise Traveler Administration                                        0.00
    0    Training Class  - ClearExpress WebSupport                                                        0.00
    0    Training Class  - ClearEnterprise Flexible Deployment                                            0.00
    0    Training Class  - Diagnosis Engine Workshop                                                      0.00
    0    Training Class - Problem Resolution System Overview                                              0.00
    0    Training Class  - ClearEnterprise e.link                                                         0.00

         Clarify Mobile Service Training Packages:
    1    Mobile Administration Training                                                               4,450.00
    1    Mobile Customization Training for ClearSales                                                 9,000.00
    0    Mobile Customization Training for ClearSupport                                                   0.00

         TOTAL NET TRAINING AMOUNT                                                                   32,450.00

QUANTITY                           CONSULTING
    0    Consulting Services Time & Material  (Pricing Approval from PSO required) in Hours               0.00
    0    ClearSuccess Solution Architect EXPANDED  (1/2 Time)                                             0.00
    0    ClearSuccess Solution Architect STANDARD  (1/4 Time)                                             0.00
    0    ClearSuccess Consulting Pack-24 days over 4 months (SI team of 5)                                0.00
    0    ClearSuccess Consulting Pack-50 days over 5 months (SI team of 8)                                0.00
    0    ClearSuccess Consulting Pack-100 days over 7 months (SI team of 15)                              0.00

         Clarify Mobile Service Consulting Packages:
    1    Small Project - 40 days consulting                                                               0.00
    0    Medium Project - 60 days consulting                                                              0.00
    0    Large Project - 90 days consulting                                                               0.00

         TOTAL NET CONSULTING AMOUNT                                                                      0.00

         TOTAL CLARIFY SERVICES                                                                     363,901.25

         TOTAL CLARIFY PRODUCT & SERVICES QUOTATION                                               1,800,776.25

Notes: Consulting to be quoted separately upon further discussion of detailed implementation plan.

         Orders must include Software License, Maintenance and Consulting agreements.

         This quotation is valid if accepted within thirty (30) days from the date issued: 12-Aug-00

         Terms: Payment due upon execution.

         Clarify will create a fund of $300,000 to be used for either consulting services or joint marketing activities. If the fund is not used prior to 12/31/2001 then the funds will no longer be available to Customer.

         A Restricted User is upgradeable to future releases as long as maintenance and support payments are current.

         A Restricted License cannot be traded for a Full User Concurrent
         License.

         The above maintenance Fees will be charged in years 2 and 3 of the agreement.

         After year 3 of the agreement annual maintenance increases will be capped at CPI.

                                    EXHIBIT B

                     ADDITIONAL SUPPORT TERMS AND CONDITIONS

The following additional terms apply to the providing of Support:

1. INITIAL SUPPORT TERM AND RENEWAL. Software Support will be for an initial 12 month period commencing with the start date of the Software warranty period ("Initial Support Term"). Upon expiration of the Initial Support Term, Licensee's Order for Support will automatically renew for successive 12 month renewal terms unless terminated by either party upon written notice given 30 days prior to the end of the Initial Support Term or any renewal term.

2. SUPPORT COVERAGE AND CHARGES. Available Support coverage periods which may be ordered are specified in Clarify's then-current published CustomerCARE description in effect at the time Support is ordered or renewed ("CustomerCARE Description"). The annual fee for Support is a percentage of Clarify's then-current list license fees for the covered Software as specified in Clarify' s then-current published CustomerCARE Description. Sixty days prior to each annual renewal term for Support, Clarify will notify Licensee in writing of the annual fee which will apply during such renewal term. In the event that Licensee terminates Support, Licensee may later reinstate Support provided the Software licensed by Licensee is upgraded to the then-current Software Release. The fee charged for such Support reinstatement will be equal to the cumulative standard Support charges applicable for the Support terms during which Support lapsed, plus Support charges for the then-current Support term.

3. SCOPE OF SUPPORT. Support consists of: (i) undertaking reasonable commercial efforts to resolve problems or bugs in the Software which cause the Software not to function substantially as described in its accompanying user documentation, such efforts to be in accordance Clarify's service levels defined in Clarify's then-current published CustomerCARE Description based on the impact of the problem or bug on Licensee's use of the Software; (ii) providing new Software Releases which may contain bug fixes, improvements, or enhancements (but do not include new or separate Software or functionality); (iii) providing Licensee with access to Clarify for reporting Software problems and tracking resolution;
(iv) answering technical questions regarding Software functionality and operation; and (v) providing service related bulletins. Clarify shall be under no obligation to provide Support if Clarify determines that the primary cause of a problem or bug is the failure or malfunction of any software, tools, equipment, or facilities not provided by Clarify. Support does not cover defects or non-conformities in the Software resulting from any of the causes in Section 4.B of the main body of this Agreement.

4. LICENSEE'S RESPONSIBILITIES. Licensee shall provide at no charge to Clarify a modem connection to allow Clarify remote access to Licensee's server subject to Licensee's reasonable security requirements. Licensee shall (i) maintain the Software at the then-current or immediately preceding Software Release level;
(ii) undertake remedial corrective actions as instructed by Clarify; and (iii) notify Clarify in writing within 60 days of the relocation of any server on which the Software is operating or of any transfer of the Software to a new server.

5. MODIFICATION OF SUPPORT. Clarify reserves the right to modify these Support terms and conditions provided that such modifications will not materially reduce the level of Support offered by Clarify to Licensee for the current Support Period, or increase maintenance costs to Licensee prior to the next renewal period for Support.. Additional details concerning the scope of Support and the means of providing Support are provided in Clarify's then-current published CustomerCARE Description, which description is by this reference incorporated in this Exhibit B.

6. PENALTIES. If Licensee is receiving Support, and Clarify is unable to correct defects exclusively attributable to the Clarify Software, in a Production Down situation (as defined in Clarify's then current CustomerCARE Description) after a reasonable period of time, not to exceed 72 hours, then following such 72 hour period, Licensee shall be entitled to receive a penalty in the amount of two thousand dollars ($2000) per day until such defect is corrected, but in no event shall the annual penalty amount exceed $100,000.


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